UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                          Date of Report: June 29, 2012


                               HINTO ENERGY, INC.
                               ------------------
             (Exact name of registrant as specified in its charter)

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

              Wyoming                                   000-26317                               84-1384961
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  (State or other jurisdiction of                   (Commission File                   (IRS Employer Identification
           incorporation)                                Number)                                 Number)

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                       7609 Ralston Road, Arvada, CO 80002
                       -----------------------------------

               (Address of Principal Executive Offices) (Zip Code)


                                  (303-647-4850
                                  -------------
               Registrant's telephone number, including area code


          (Former name or former address, if changed since last report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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                 SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Officer

On June 29, 2012, the Board of Directors of Hinto Energy, Inc. ("the Company") appointed Mr. George Harris as the Company's Chief Executive Officer. Mr. Harris currently serves as the Company's Chief Financial Officer and a Director of the Company and will continue serving in those positions.

Mr. Harris, age 62, currently serves as the Chief Financial Officer of South Uintah Gas Properties, Inc., the Company's wholly owned subsidiary. Mr. Harris is also a founder of an oil field seamless tubular pipe manufacturing company in Vietnam. From January 2008 to April 2009, Mr. Harris served as the President and Chief Financial Officer for China Wi-Max Communications, Inc. Mr. Harris served as a Senior Vice President at Falkenberg Capital Corporation, a boutique investment bank to the telecommunications community from March 2006 to January 2008. Mr. Harris' experience includes active roles in several technology startups and in his role at Falkenberg, he assisted companies in funding, asset disposition and Mergers and Acquisitions. Mr. Harris is also the President of Harris Products, Inc. and Integrated Components, Inc., where he developed and managed component manufacturing facilities based in the United States and Southern China. Mr. Harris was formerly the Chief Financial Officer at Farm Credit Banks of St. Louis, Missouri and managed a large financial organization with Lucent Technologies.

Mr. Harris has been a Certified Public Accountant since 1977 in the state of California, where he worked for Arthur Young and Company, and earned a Bachelor of Science degree in Accounting and an MBA from Pepperdine University.

Mr. Harris has entered into a Consulting Agreement on June 1, 2011 with South Uintah to provide services to South Uintah as a director and Chief Financial Officer. The Consulting Agreement has a term of 1 year unless terminated with 30 days' notice by either party. At this time, the Agreement is in the process of being updated and finalized, at this time the Agreement is on a month to month basis. The Consulting Agreement provides for Mr. Harris to receive $5,000 per month beginning July 1, 2011 to perform such part time services. In addition, Mr. Harris was issued 300,000 shares of South Uintah common stock and a warrant exercisable for 300,000 shares of South Uintah common stock, which pursuant to the Amended Share Exchange Agreement were exchanged for shares and warrants of Hinto.




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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.



                             HINTO ENERGY, INC.


                                By:  /s/ George Harris
                                    -----------------
                                         George Harris, Chief Financial Officer


Date: July 2, 2012